Exhibit 99.2

Preliminary
FINANCIAL HIGHLIGHTS


                                                                       Millions of Dollars
                                                         Three Months Ended         Twelve Months Ended
                                                              December 31                 December 31
                                                          2005         2004          2005         2004
Revenues
   Sales and other operating revenues*                $    51,258       39,385       179,442      135,076
   Equity in earnings of affiliates                           831          555         3,457        1,535
   Other income                                                84          132           465          305
                                                       -----------  -----------   -----------  -----------
                                                           52,173       40,072       183,364      136,916
                                                       -----------  -----------   -----------  -----------
Costs and expenses
   Purchased crude oil, natural gas and products           36,322       26,984       124,925       90,182
   Production and operating expenses                        2,481        2,060         8,562        7,372
   Selling, general and administrative expenses               557          615         2,247        2,128
   Exploration expenses                                       229          192           661          703
   Depreciation, depletion and amortization                 1,178        1,030         4,253        3,798
   Property impairments                                        11          101            42          164
   Taxes other than income taxes*                           4,598        4,609        18,356       17,487
   Accretion on discounted liabilities                         58           45           193          171
   Interest and debt expense                                  110          141           497          546
   Foreign currency transaction losses (gains)                 (4)          17            48          (36)
   Minority interests                                          12            3            33           32
                                                       -----------  -----------   -----------  -----------
                                                           45,552       35,797       159,817      122,547
                                                       -----------  -----------   -----------  -----------

   Income from continuing operations before income
    taxes                                                   6,621        4,275        23,547       14,369
   Provision for income taxes                               2,839        1,795         9,907        6,262
                                                       -----------  -----------   -----------  -----------
   Income from continuing operations                        3,782        2,480        13,640        8,107
   Income (loss) from discontinued operations                 (15)         (48)          (23)          22
                                                       -----------  -----------   -----------  -----------

Income before cumulative effect of changes in
 acccounting principles                                     3,767        2,432        13,617        8,129

Cumulative effect of changes in accounting principles         (88)           -           (88)           -
                                                       -----------  -----------   -----------  -----------
Net Income                                            $     3,679        2,432        13,529        8,129
                                                       ===========  ===========   ===========  ===========


Income (loss) per share of common stock (dollars)**
   Basic
     Continuing operations                            $      2.73         1.78          9.79         5.87
     Discontinued operations                                (0.01)       (0.03)        (0.02)        0.01
                                                       -----------  -----------   -----------  -----------
     Before cumulative effect of changes in acccounting
      principles                                             2.72         1.75          9.77         5.88
     Cumulative effect of changes in accounting
      principles                                            (0.06)           -         (0.06)           -
                                                       -----------  -----------   -----------  -----------
     Net income                                       $      2.66         1.75          9.71         5.88
                                                       ===========  ===========   ===========  ===========
   Diluted
     Continuing operations                            $      2.69         1.76          9.63         5.79
     Discontinued operations                                (0.01)       (0.04)        (0.02)        0.01
                                                       -----------  -----------   -----------  -----------
  Before cumulative effect of changes in acccounting
   principles                                                2.68         1.72          9.61         5.80
  Cumulative effect of changes in accounting
   principles                                               (0.07)           -         (0.06)           -
                                                       -----------  -----------   -----------  -----------
     Net income                                       $      2.61         1.72          9.55         5.80
                                                       ===========  ===========   ===========  ===========

Average common shares outstanding (in thousands)**
     Basic                                              1,385,034    1,390,916     1,393,371    1,381,568
     Diluted                                            1,407,375    1,412,668     1,417,028    1,401,300

 *Includes excise, value added and other similar taxes
  on petroleum products sales:                        $     4,252        4,284        17,037       16,357


**   Per-share amounts and average number of common shares outstanding in all periods reflect a two-for-one stock split effected as a 100 percent stock dividend on June 1, 2005.

Preliminary
SELECTED FINANCIAL DATA


                                                                       Millions of Dollars
                                                         Three Months Ended         Twelve Months Ended
                                                              December 31                 December 31
                                                          2005         2004          2005         2004
INCOME (LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                                   $     1,325          935          4,290        2,942
      International                                         1,105          736          4,144        2,760
                                                       -----------  -----------    -----------  -----------
         Total E&P                                          2,430        1,671          8,434        5,702
                                                       -----------  -----------    -----------  -----------
    Midstream                                                 147          100            688          235
                                                       -----------  -----------    -----------  -----------
    R&M
      United States                                           805          484          3,407        2,126
      International                                           251          269            849          617
                                                       -----------  -----------    -----------  -----------
         Total R&M                                          1,056          753          4,256        2,743
                                                       -----------  -----------    -----------  -----------
   LUKOIL Investment                                          189           74            714           74
   Chemicals                                                  114           83            323          249
   Emerging Businesses                                         (4)         (24)           (20)        (102)
   Corporate and other                                       (150)        (177)          (755)        (794)
                                                       -----------  -----------    -----------  -----------
   Consolidated                                       $     3,782        2,480         13,640        8,107
                                                       ===========  ===========    ===========  ===========

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
    E&P
      United States                                   $        (2)           -    $        (2)           -
      International                                            (2)           -             (2)           -
                                                       -----------  -----------    -----------  -----------
         Total E&P                                             (4)           -             (4)           -
                                                       -----------  -----------    -----------  -----------
    Midstream                                                   -            -              -            -
                                                       -----------  -----------    -----------  -----------
    R&M
      United States                                           (78)           -            (78)           -
      International                                            (5)           -             (5)           -
                                                       -----------  -----------    -----------  -----------
         Total R&M                                            (83)           -            (83)           -
                                                       -----------  -----------    -----------  -----------
   LUKOIL Investment                                            -            -              -            -
   Chemicals                                                    -            -              -            -
   Emerging Businesses                                         (1)           -             (1)           -
   Corporate and other                                          -            -              -            -
                                                       -----------  -----------    -----------  -----------
   Consolidated                                       $       (88)           -    $       (88)           -
                                                       ===========  ===========    ===========  ===========

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                        (15)         (48)           (23)          22

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                                   $     1,323          935          4,288        2,942
      International                                         1,103          736          4,142        2,760
                                                       -----------  -----------    -----------  -----------
         Total E&P                                          2,426        1,671          8,430        5,702
                                                       -----------  -----------    -----------  -----------
   Midstream                                                  147          100            688          235
                                                       -----------  -----------    -----------  -----------
   R&M
      United States                                           727          484          3,329        2,126
      International                                           246          269            844          617
                                                       -----------  -----------    -----------  -----------
         Total R&M                                            973          753          4,173        2,743
                                                       -----------  -----------    -----------  -----------
   LUKOIL Investment                                          189           74            714           74
   Chemicals                                                  114           83            323          249
   Emerging Businesses                                         (5)         (24)           (21)        (102)
   Corporate and other                                       (165)        (225)          (778)        (772)
                                                       -----------  -----------    -----------  -----------
Net income                                            $     3,679        2,432         13,529        8,129
                                                       ===========  ===========    ===========  ===========


Preliminary
SELECTED FINANCIAL DATA


                                                         Three Months Ended         Twelve Months Ended
                                                              December 31                 December 31
                                                          2005         2004          2005         2004
INCOME FROM CONTINUING OPERATIONS
      Effective tax rate %                                   42.9  %      42.0          42.1         43.6

                                                                       Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
   AFTER-TAX
      E&P                                             $         1          (28)            7          (13)
      Midstream                                                 -           (1)            7           (1)
      R&M                                                      (3)          11           (52)          12
      LUKOIL Investment                                         -            -            (1)           -
      Chemicals                                                 -            -             -            -
      Emerging Businesses                                      (1)           -            (1)           -
      Corporate and other                                     (15)          23           (42)          44
                                                       -----------  -----------   -----------  -----------
                                                      $       (18)           5           (82)          42
                                                       ===========  ===========   ===========  ===========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                  $     3,782        2,480        13,640        8,107
   Depreciation, depletion and amortization                 1,178        1,030         4,253        3,798
   Property impairments                                        11          101            42          164
   Dry hole costs and leasehold impairment                    138           75           349          417
   Accretion on discounted liabilities                         58           45           193          171
   Deferred income taxes                                      348           27         1,101        1,025
   Undistributed equity earnings                              (92)        (236)       (1,774)        (777)
   Net (gain) loss on asset dispositions                      (14)         (34)         (278)        (116)
   Other                                                     (140)        (295)         (139)        (190)
   Working capital changes                                   (595)          10           246         (601)
                                                       -----------  -----------   -----------  -----------
   Net cash provided by continuing operations               4,674        3,203        17,633       11,998
   Net cash provided by (used in) discontinued
     operations                                                 1           (6)           (5)         (39)
                                                       -----------  -----------   -----------  -----------
   Net cash provided by operating activities          $     4,675        3,197        17,628       11,959
                                                       ===========  ===========   ===========  ===========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                   $       416          368         1,637        1,314
      International                                         1,250        1,184         5,047        3,935
                                                       -----------  -----------   -----------  -----------
                                                            1,666        1,552         6,684        5,249
   Midstream                                                    -            1           839            7
   R&M                                                        663          574         1,738        1,344
   LUKOIL Investment                                          637        2,649         2,160        2,649
   Chemicals                                                    -            -             -            -
   Emerging Businesses                                          -            1             5           75
   Corporate and other*                                        81           60           194          172
                                                       -----------  -----------   -----------  -----------
                                                      $     3,047        4,837        11,620        9,496
                                                       ===========  ===========   ===========  ===========
*Excludes discontinued operations

OTHER
                                                       At December 31, 2005      At December 31, 2004
   Total debt                                         $    12,516                     15,002
   Common stockholders' equity                        $    52,731                     42,723


Preliminary
OPERATING HIGHLIGHTS
                                   BY SEGMENT


                                                         Three Months Ended         Twelve Months Ended
                                                              December 31                 December 31
                                                          2005         2004          2005         2004
                                                                    Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                             291          313           294          298
          Lower 48                                            54           50            59           51
                                                      -----------  -----------   -----------  -----------
                                                             345          363           353          349
      Norway                                                 188          211           197          207
      United Kingdom                                          62           66            60           64
      Canada                                                  22           24            23           25
      China                                                   23           17            23           25
      Indonesia                                               13           18            15           15
      Vietnam                                                 37           33            29           33
      Timor Sea                                               36           34            33           21
      Other                                                   51           55            53           58
                                                      -----------  -----------   -----------  -----------
      Total consolidated                                     777          821           786          797
      Equity affiliates                                      116          103           121          108
                                                      -----------  -----------   -----------  -----------
         Total Worldwide                                     893          924           907          905
                                                      ===========  ===========   ===========  ===========

   Syncrude                                                   20           20            19           21
                                                      ===========  ===========   ===========  ===========

   Natural gas liquids produced
      United States
          Alaska*                                             21           24            20           23
          Lower 48                                            31           26            30           26
                                                      -----------  -----------   -----------  -----------
                                                              52           50            50           49
      Norway                                                  11            9             9            8
      Canada                                                  10           11            10           10
      Timor Sea                                               19           16            16            9
      Other                                                    7            6             6            8
                                                      -----------  -----------   -----------  -----------
         Total Worldwide                                      99           92            91           84
                                                      ===========  ===========   ===========  ===========

     *    Includes reinjected volumes sold lease-to-lease.    13           13             9           13

                                                                  Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                             172          163           169          165
          Lower 48                                         1,264        1,214         1,212        1,223
                                                      -----------  -----------   -----------  -----------
                                                           1,436        1,377         1,381        1,388
      Norway                                                 264          306           272          301
      United Kingdom                                         851          852           751          818
      Canada                                                 430          442           425          433
      Timor Sea                                               33           35            34           35
      Indonesia                                              330          266           298          250
      Vietnam                                                 19           19            18           16
      Other                                                  105           59            84           71
                                                      -----------  -----------   -----------  -----------
      Total consolidated                                   3,468        3,356         3,263        3,312
      Equity affiliates                                        3            4             7            5
                                                      -----------  -----------   -----------  -----------
         Total Worldwide                                   3,471        3,360         3,270        3,317
                                                      ===========  ===========   ===========  ===========

     * Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                               118          107           117          105

LUKOIL Investment
   Production (MBOE/D)*                                      293          159           246           40
   Refinery crude oil throughput (MB/D)*                     156           77           122           19

     *    Represents our estimated net share of LUKOIL.


Preliminary
OPERATING HIGHLIGHTS


                                                       Three Months Ended         Twelve Months Ended
                                                           December 31                 December 31
                                                       2005         2004           2005         2004
E&P
                                                                            Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                $     57.61        44.37         52.24        38.47
            Lower 48                                    46.62        42.30         45.24        36.95
               Total U.S.                               55.86        44.08         51.09        38.25
         International                                  54.49        41.75         52.27        37.18
         Total consolidated                             55.06        42.79         51.74        37.65
         Equity affiliates                              38.90        26.55         37.79        24.18
            Total Worldwide                             53.05        40.96         49.87        36.06
      Natural gas-lease (per MCF)
         United States
            Alaska                                       3.01         2.23          2.75         2.35
            Lower 48                                     9.37         6.04          7.28         5.46
               Total U.S.                                9.17         5.92          7.12         5.33
         International                                   7.19         4.63          5.78         4.14
         Total consolidated                              7.96         5.13          6.32         4.62
         Equity affiliates                               0.28         0.25          0.26         2.19
            Total Worldwide                              7.94         5.13          6.30         4.61

Midstream
                                                                   Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                                     22           23            22           32
         International                                      -           49            25           45
      Equity affiliates
         United States*                                   172          113           142          111
         International                                      6            7             6            6
                                                   -----------  -----------   -----------  -----------
                                                          200          192           195          194
                                                   ===========  ===========   ===========  ===========

* Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS), through June 30,2005 and 50 percent interest beginning in July 2005.

                                                   Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                                  $     42.70        34.40         36.68        29.38
    DEFS                                                41.84        33.69         35.52        28.60

** Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.



                                                           Three Months Ended        Twelve Months Ended
                                                               December 31               December 31
                                                            2005         2004         2005         2004
                                                                    Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                                      2,182        2,160         2,180        2,164
    Crude oil runs                                          1,853        2,005         1,996        2,059
    Refinery production                                     2,037        2,232         2,186        2,245

  International*
    Crude oil capacity                                        428          428           428          437
    Crude oil runs                                            435          438           424          396
    Refinery production                                       458          453           439          405

  U.S. Petroleum products outside sales
     Gasoline                                               1,368        1,415         1,374        1,356
     Distillates                                              653          562           675          553
     Aviation fuels                                           189          195           201          191
     Other products                                           521          613           519          564
                                                       -----------  -----------   -----------  -----------
                                                            2,731        2,785         2,769        2,664
  International                                               490          493           482          477
                                                       -----------  -----------   -----------  -----------
                                                            3,221        3,278         3,251        3,141
                                                       ===========  ===========   ===========  ===========

                                                                            Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                    $      1.77         1.40          1.73         1.33
     Automotive gasoline-retail                              1.96         1.62          1.88         1.52
     Distillates-wholesale                                   2.06         1.41          1.80         1.24

     *    Includes ConocoPhillips' share of equity affiliates.

     **   Excludes excise taxes.
